Exhibit 99.2

Publix
FOOD & PHARMACY

Lowes
FOODS

OfficeMax

BI-LO

Supplemental Operating and Financial Data
for the three months March 31, 2019

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust, Inc. operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust, Inc.'s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust, Inc.'s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust, Inc.'s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust, Inc.'s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust, Inc. with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	2

Company Overview
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on owning and operating income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns. Wheeler’s common stock, Series B convertible preferred stock, Series D cumulative convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP”, "WHLRD" and “WHLRW”, respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust, Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Website: www.whlr.us

Executive Management
David Kelly - President & CEO
Matthew T. Reddy - CFO
M. Andrew Franklin - COO

Board of Directors
John W. Sweet (Chairman)	Andrew R. Jones
Sean F. Armstrong	John P. McAuliffe
Stewart J. Brown	Carl B. McGowan, Jr.
David Kelly	Jeffrey M. Zwerdling

Investor Relations Contact	Transfer Agent and Registrar
Mary Jensen investorrelations@whlr.us 2529 Virginia Beach Boulevard Virginia Beach, VA 23452 Phone: (757) 627-9088 www.whlr.us	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	3

Financial and Portfolio Overview
For the Three Months Ended March 31, 2019

Financial Results
Net loss attributable to Wheeler REIT common shareholders (in 000s)	$(3,015)
Net loss per basic and diluted shares	$(0.31)
Funds from operations available to common shareholders and Operating Partnership (OP) unitholders (FFO) (in 000s) (1)	$1,145
FFO per common share and OP unit	$0.12
Adjusted FFO (AFFO) (in 000s) (1)	$1,064
AFFO per common share and OP unit	$0.11

Assets and Leverage
Investment Properties, net of $42.23 million accumulated depreciation (in 000s)	$422,838
Cash and Cash Equivalents (in 000s)	$4,159
Total Assets (in 000s)	$509,097
Debt to Total Assets(3)	70.70%
Debt to Gross Asset Value	62.71%

Market Capitalization
Common shares outstanding	9,693,271
OP units outstanding	235,032
Total common shares and OP units	9,928,303

	Shares Outstanding at March 31, 2019	First Quarter stock price range	Stock price as of March 31, 2019
Common Stock	9,693,271	$0.80 - $2.18	$1.49
Series B preferred shares	1,875,748	$7.67 - $13.32	$13.00
Series D preferred shares	3,600,636	$9.45 - $14.60	$14.02

Total debt (in 000s)(3)	$359,926
Common Stock market capitalization (as of March 31, 2019 closing stock price, in 000s)	$14,443

Portfolio Summary
Total Leasable Area (GLA) in sq. ft.	5,686,674
Occupancy Rate	89.0%
Leased Rate (2)	89.6%
Annualized Base Rent (in 000s)	$48,384
Total number of leases signed or renewed during the first quarter of 2019	36
Total sq. ft. leases signed or renewed during the first quarter of 2019	152,114

(1)    See page 18 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    Reflects leases executed through April 2, 2019 that commence subsequent to the end of current period.
(3)    Includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	4

Consolidated Balance Sheets
$ in 000s

	March 31, 2019	December 31, 2018
	(unaudited)
ASSETS:
Investment properties, net	$422,838	$433,142
Cash and cash equivalents	4,159	3,544
Restricted cash	14,446	14,455
Rents and other tenant receivables, net	5,594	5,539
Notes receivable, net	5,000	5,000
Assets held for sale	10,431	8,982
Above market lease intangibles, net	6,793	7,346
Operating lease right-of-use assets	11,833	—
Deferred costs and other assets, net	28,003	30,073
Total Assets	$509,097	$508,081
LIABILITIES:
Loans payable, net	$348,651	$360,117
Liabilities associated with assets held for sale	6,684	4,632
Below market lease intangibles, net	9,265	10,045
Operating lease liability	11,962	—
Accounts payable, accrued expenses and other liabilities	10,504	12,077
Total Liabilities	387,066	386,871
Series D Cumulative Convertible Preferred Stock (no par value, 4,000,000 shares authorized, 3,600,636 shares issued and outstanding; $94.40 million and $91.98 million aggregate liquidation preference, respectively)	79,522	76,955

EQUITY:
Series A Preferred Stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding)	453	453
Series B Convertible Preferred Stock (no par value, 5,000,000 authorized, 1,875,748 shares issued and outstanding; $46.90 million aggregate liquidation preference)	41,022	41,000
Common Stock ($0.01 par value, 18,750,000 shares authorized, 9,693,271 and 9,511,464 shares issued and outstanding, respectively)	97	95
Additional paid-in capital	233,861	233,697
Accumulated deficit	(235,131)	(233,184)
Total Shareholders’ Equity	40,302	42,061
Noncontrolling interests	2,207	2,194
Total Equity	42,509	44,255
Total Liabilities and Equity	$509,097	$508,081

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	5

Consolidated Statements of Operations
$ in 000s

	Three Months Ended March 31,
	2019	2018
REVENUE:
Rental revenues	$15,770	$15,821
Asset management fees	13	125
Commissions	42	14
Other revenues	170	333
Total Revenue	15,995	16,293
OPERATING EXPENSES:
Property operations	4,726	4,599
Non-REIT management and leasing services	23	36
Depreciation and amortization	5,816	7,476
Corporate general & administrative	1,814	2,508
Total Operating Expenses	12,379	14,619
Gain on disposal of properties	1,839	1,055
Operating Income	5,455	2,729
Interest income	1	1
Interest expense	(4,793)	(4,577)
Net Income (Loss) Before Income Taxes	663	(1,847)
Income tax expense	(8)	(25)
Net Income (Loss)	655	(1,872)
Less: Net income (loss) attributable to noncontrolling interests	13	(47)
Net Income (Loss) Attributable to Wheeler REIT	642	(1,825)
Preferred Stock dividends - declared	—	(3,207)
Preferred Stock dividends - undeclared	(3,657)	—
Net Loss Attributable to Wheeler REIT Common Shareholders	$(3,015)	$(5,032)

Loss per share:
Basic and Diluted	$(0.31)	$(0.57)

Weighted-average number of shares:
Basic and Diluted	9,606,249	8,900,416

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	6

Reconciliation of Non-GAAP Measures

FFO and AFFO (1)
$ in 000s

	Three Months Ended March 31,
	2019	2018
Net Income (Loss)	$655	$(1,872)
Depreciation and amortization of real estate assets	5,816	7,476
Gain on disposal of properties	(1,839)	(1,055)
FFO	4,632	4,549
Preferred stock dividends-declared	—	(3,207)
Preferred stock dividends-undeclared	(3,657)	—
Preferred stock accretion adjustments	170	170
FFO available to common shareholders and common unitholders	1,145	1,512
Acquisition and development costs	4	7
Capital related costs	74	53
Other non-recurring and non-cash expenses (2)	24	103
Share-based compensation	90	419
Straight-line rental revenue, net straight-line expense	(155)	(195)
Loan cost amortization	392	379
(Below) above market lease amortization	(226)	(22)
Recurring capital expenditures and tenant improvement reserves	(284)	(290)
AFFO	$1,064	$1,966

Weighted Average Common Shares	9,606,249	8,900,416
Weighted Average Common Units	235,032	629,009
Total Common Shares and Units	9,841,281	9,529,425
FFO per Common Share and Common Units	$0.12	$0.16
AFFO per Common Share and Common Units	$0.11	$0.21

(1)	See page 18 for the Company's definition of this non-GAAP measurement and reasons for using it.

(2)
Other non-recurring expenses are described in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2019.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	7

Reconciliation of Non-GAAP Measures (continued)
Property Net Operating Income (1)
$ in 000s

	Three Months Ended March 31,
	2019	2018

Net Income (Loss)	$655	$(1,872)
Adjustments:
Income tax expense	8	25
Interest expense	4,793	4,577
Interest income	(1)	(1)
Gain on disposal of properties	(1,839)	(1,055)
Corporate general & administrative	1,814	2,508
Depreciation and amortization	5,816	7,476
Non-REIT management and leasing services	23	36
Asset management and commission revenues	(55)	(139)
Property Net Operating Income	$11,214	$11,555

Property revenues	$15,940	$16,154
Property expenses	4,726	4,599
Property Net Operating Income	$11,214	$11,555

(1)	See page 19 for the Company's definition of this non-GAAP measurement and reasons for using it.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	8

Reconciliation of Non-GAAP Measures (continued)
EBITDA (4)
$ in 000s

		Three Months Ended March 31,
		2019	2018
Net Income (Loss)		$655	$(1,872)
Add back:	Depreciation and amortization (1)	5,590	7,454
	Interest Expense (2)	4,793	4,577
	Income tax expense	8	25
EBITDA		11,046	10,184
Adjustments for items affecting comparability:
	Acquisition and development costs	4	7
	Capital related costs	74	53
	Other non-recurring and non-cash expenses (3)	24	103
	Gain on disposal of properties	(1,839)	(1,055)
Adjusted EBITDA		$9,309	$9,292

(1)	Includes above (below) market lease amortization.

(2)	Includes loan cost amortization.

(3)
Other non-recurring expenses are described in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Quarterly Report on Form 10-Q for the period ended March 31, 2019.

(4)	See page 18 for the Company's definition of this non-GAAP measurement and reasons for using it.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	9

Debt Summary as of March 31, 2019
$ in 000s

Loans Payable:	$359.93 million

Weighted Average Interest Rate:	4.84%

Total Debt to Total Assets:	70.70%

Property/Description	Monthly Payment	Interest Rate	Maturity	March 31, 2019	December 31, 2018
Harbor Pointe (1)	$11,024	5.85%	December 2018	$—	$460
Perimeter Square (1)	Interest only	6.50%	March 2019	6,250	6,250
Perimeter Square construction loan (1)	Interest only	6.50%	March 2019	247	247
KeyBank Line of Credit (6)	Interest only	Libor + 250 basis points	March 2019	2,980	3,830
Revere Term Loan	$109,658	10.00%	April 2019	—	1,059
Senior convertible notes	$234,199	9.00%	June 2019	692	1,369
DF I-Moyock (1)	$10,665	5.00%	July 2019	43	73
Rivergate	$141,230	Libor + 295 basis points	December 2019	21,974	22,117
KeyBank Line of Credit (6)	Interest only	Libor + 250 basis points	December 2019	48,272	48,272
Folly Road	$32,827	4.00%	March 2020	6,035	6,073
Columbia Fire Station	$25,452	4.00%	May 2020	4,154	4,189
Shoppes at TJ Maxx	$33,880	3.88%	May 2020	5,491	5,539
First National Bank Line of Credit	$24,656	Libor + 300 basis points	September 2020	1,379	2,938
Lumber River	$10,723	Libor + 350 basis points	October 2020	1,438	1,448
JANAF Bravo	$36,935	4.65%	January 2021	6,476	6,500
Walnut Hill Plaza	$26,850	5.50%	September 2022	3,840	3,868
Twin City Commons	$17,827	4.86%	January 2023	3,032	3,048
New Market	$48,747	5.65%	June 2023	6,859	6,907
Benefit Street Note (3)	$53,185	5.71%	June 2023	7,515	7,567
Deutsche Bank Note (2)	$33,340	5.71%	July 2023	5,695	5,713
JANAF	$333,159	4.49%	July 2023	51,838	52,253
Tampa Festival	$50,797	5.56%	September 2023	8,189	8,227
Forrest Gallery	$50,973	5.40%	September 2023	8,491	8,529
Riversedge North	$11,436	5.77%	December 2023	1,791	1,800
South Carolina Food Lions Note (5)	$68,320	5.25%	January 2024	11,819	11,867
Cypress Shopping Center	$34,360	4.70%	July 2024	6,351	6,379
Port Crossing	$34,788	4.84%	August 2024	6,120	6,150
Freeway Junction	$41,798	4.60%	September 2024	7,828	7,863
Harrodsburg Marketplace	$19,112	4.55%	September 2024	3,469	3,486
Graystone Crossing (1)	$20,386	4.55%	October 2024	—	3,863
Bryan Station	$23,489	4.52%	November 2024	4,452	4,472
Crockett Square	Interest only	4.47%	December 2024	6,338	6,338
Pierpont Centre	Interest only	4.15%	February 2025	8,113	8,113
Alex City Marketplace	Interest only	3.95%	April 2025	5,750	5,750
Butler Square	Interest only	3.90%	May 2025	5,640	5,640
Brook Run Shopping Center	Interest only	4.08%	June 2025	10,950	10,950
Beaver Ruin Village I and II	Interest only	4.73%	July 2025	9,400	9,400
Sunshine Shopping Plaza	Interest only	4.57%	August 2025	5,900	5,900
Barnett Portfolio (4)	Interest only	4.30%	September 2025	8,770	8,770
Fort Howard Shopping Center	Interest only	4.57%	October 2025	7,100	7,100
Conyers Crossing	Interest only	4.67%	October 2025	5,960	5,960
Grove Park Shopping Center	Interest only	4.52%	October 2025	3,800	3,800
Parkway Plaza	Interest only	4.57%	October 2025	3,500	3,500
Winslow Plaza	Interest only	4.82%	December 2025	4,620	4,620
JANAF BJ's	$29,964	4.95%	January 2026	5,038	5,065
Chesapeake Square	$23,857	4.70%	August 2026	4,411	4,434
Berkley/Sangaree/Tri-County	Interest only	4.78%	December 2026	9,400	9,400
Riverbridge	Interest only	4.48%	December 2026	4,000	4,000
Franklin	Interest only	4.93%	January 2027	8,516	8,516
Total Principal Balance (1)				359,926	369,612
Unamortized debt issuance cost (1)				(4,735)	(5,144)
Total Loans Payable, including Assets Held for Sale				355,191	364,468
Less loans payable on assets held for sale, net loan amortization costs				6,540	4,351
Total Loans Payable, net				$348,651	$360,117
(1) Includes loans payable on assets held for sale.
(2) Collateralized by LaGrange Marketplace, Ridgeland and Georgetown.
(3) Collateralized by Ladson Crossing, Lake Greenwood Crossing and South Park.
(4) Collateralized by Cardinal Plaza, Franklinton Square, and Nashville Commons.
(5) Collateralized by Clover Plaza, South Square, St. George, Waterway Plaza and Westland Square.
(6) Collateralized by Darien Shopping Center, Devine Street, Laburnum Square, Lake Murray, Litchfield Market Village, Moncks Corner, Shoppes at Myrtle Park, South Lake, St. Matthews and Village of Martinsville.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	10

Debt Summary as of March 31, 2019 (continued)

Total Debt
$ in 000s

Scheduled principal repayments and maturities by year	Amount	% Total Principal Payments and Maturities
For the remaining nine months ended December 31, 2019	$83,751	23.27%
December 31, 2020	22,138	6.15%
December 31, 2021	10,554	2.93%
December 31, 2022	8,075	2.24%
December 31, 2023	84,900	23.59%
December 31, 2024	43,537	12.10%
Thereafter	106,971	29.72%
Total principal repayments and debt maturities	$359,926	100.00%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	11

Property Summary as of March 31, 2019

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Percentage Occupied	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Alex City Marketplace	Alexander City, AL	19	147,791	100.0%	100.0%	147,791	$1,152,454	$7.80
Amscot Building (3)	Tampa, FL	1	2,500	100.0%	100.0%	2,500	115,849	46.34
Beaver Ruin Village	Lilburn, GA	26	74,038	83.1%	83.1%	61,501	1,067,303	17.35
Beaver Ruin Village II	Lilburn, GA	4	34,925	100.0%	100.0%	34,925	448,662	12.85
Berkley (4)	Norfolk, VA	—	—	—%	—%	—	—	—
Berkley Shopping Center	Norfolk, VA	10	47,945	42.0%	42.0%	20,140	249,430	12.38
Brook Run Shopping Center	Richmond, VA	19	147,738	92.1%	92.1%	136,102	1,498,354	11.01
Brook Run Properties (4)	Richmond, VA	—	—	—%	—%	—	—	—
Bryan Station	Lexington, KY	10	54,397	100.0%	100.0%	54,397	596,441	10.96
Butler Square	Mauldin, SC	14	82,400	94.9%	93.2%	76,796	798,932	10.40
Cardinal Plaza	Henderson, NC	7	50,000	94.0%	94.0%	47,000	449,600	9.57
Chesapeake Square	Onley, VA	13	108,982	97.8%	97.8%	106,582	805,256	7.56
Clover Plaza	Clover, SC	10	45,575	100.0%	100.0%	45,575	363,137	7.97
Columbia Fire Station	Columbia, SC	3	21,273	77.3%	77.3%	16,450	449,884	27.35
Courtland Commons (4)	Courtland, VA	—	—	—%	—%	—	—	—
Conyers Crossing	Conyers, GA	12	170,475	98.3%	98.3%	167,575	874,322	5.22
Crockett Square	Morristown, TN	4	107,122	100.0%	100.0%	107,122	920,322	8.59
Cypress Shopping Center	Boiling Springs, SC	15	80,435	37.8%	37.8%	30,375	407,147	13.40
Darien Shopping Center	Darien, GA	1	26,001	100.0%	100.0%	26,001	156,006	6.00
Devine Street	Columbia, SC	2	38,464	100.0%	100.0%	38,464	318,500	8.28
Edenton Commons (4)	Edenton, NC	—	—	—%	—%	—	—	—
Folly Road	Charleston, SC	5	47,794	100.0%	100.0%	47,794	726,968	15.21
Forrest Gallery	Tullahoma, TN	24	214,451	93.0%	93.0%	199,504	1,343,604	6.73
Fort Howard Shopping Center	Rincon, GA	18	113,652	93.6%	93.6%	106,320	944,536	8.88
Freeway Junction	Stockbridge, GA	15	156,834	96.2%	96.2%	150,874	1,109,829	7.36
Franklin Village	Kittanning, PA	28	151,821	98.7%	98.7%	149,821	1,249,361	8.34
Franklinton Square	Franklinton, NC	13	65,366	93.0%	93.0%	60,800	554,806	9.13
Georgetown	Georgetown, SC	2	29,572	100.0%	100.0%	29,572	267,215	9.04
Grove Park	Orangeburg, SC	15	106,557	87.5%	87.5%	93,265	738,266	7.92
Harbor Point (4)	Grove, OK	—	—	—%	—%	—	—	—
Harrodsburg Marketplace	Harrodsburg, KY	8	60,048	91.0%	91.0%	54,648	413,640	7.57
JANAF (6)	Norfolk, VA	117	810,137	86.0%	84.7%	686,213	7,975,729	11.62
Laburnum Square	Richmond, VA	20	109,405	97.5%	97.5%	106,705	965,347	9.05
Ladson Crossing	Ladson, SC	15	52,607	100.0%	100.0%	52,607	493,089	9.37
LaGrange Marketplace	LaGrange, GA	12	76,594	92.2%	92.2%	70,594	391,206	5.54
Lake Greenwood Crossing	Greenwood, SC	5	47,546	85.0%	85.0%	40,418	317,120	7.85
Lake Murray	Lexington, SC	5	39,218	100.0%	100.0%	39,218	256,162	6.53
Litchfield Market Village	Pawleys Island, SC	18	86,740	86.6%	86.6%	75,103	911,274	12.13
Lumber River Village	Lumberton, NC	11	66,781	98.2%	98.2%	65,581	446,203	6.80
Moncks Corner	Moncks Corner, SC	1	26,800	100.0%	100.0%	26,800	323,451	12.07
Nashville Commons	Nashville, NC	12	56,100	99.9%	99.9%	56,050	603,099	10.76
New Market Crossing	Mt. Airy, NC	13	117,076	96.0%	96.0%	112,368	982,683	8.75
Parkway Plaza	Brunswick, GA	4	52,365	81.7%	81.7%	42,785	347,827	8.13
Perimeter Square	Tulsa, OK	9	58,277	100.0%	66.6%	38,815	470,601	12.12
Pierpont Centre	Morgantown, WV	17	122,259	88.3%	88.3%	108,001	1,228,335	11.37
Port Crossing	Harrisonburg, VA	9	65,365	97.9%	97.9%	64,000	813,644	12.71
Ridgeland	Ridgeland, SC	1	20,029	100.0%	100.0%	20,029	140,203	7.00
Riverbridge Shopping Center	Carrollton, GA	11	91,188	98.5%	98.5%	89,788	689,285	7.68
Riversedge North (5)	Virginia Beach, VA	—	—	—%	—%	—	—	—
Rivergate Shopping Center	Macon, GA	31	201,680	97.5%	97.5%	196,719	2,815,747	14.31
Sangaree Plaza	Summerville, SC	9	66,948	100.0%	100.0%	66,948	653,127	9.76

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	12

Portfolio Summary as of March 31, 2019, (continued)

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Occupied Square Foot Percentage	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Shoppes at Myrtle Park	Bluffton, SC	12	56,601	76.3%	76.3%	43,204	$544,328	$12.60
Shoppes at TJ Maxx	Richmond, VA	16	93,624	95.9%	95.9%	89,815	1,095,141	12.19
South Lake	Lexington, SC	5	44,318	14.2%	14.2%	6,300	89,793	14.25
South Park	Mullins, SC	3	60,734	83.2%	83.2%	50,509	351,189	6.95
South Square	Lancaster, SC	5	44,350	74.2%	74.2%	32,900	272,005	8.27
St. George Plaza	St. George, SC	6	59,279	86.5%	86.5%	51,278	332,439	6.48
St. Matthews	St. Matthews, SC	5	29,015	87.2%	87.2%	25,314	185,580	7.33
Sunshine Plaza	Lehigh Acres, FL	21	111,189	96.6%	96.6%	107,396	989,586	9.21
Surrey Plaza	Hawkinsville, GA	2	42,680	78.5%	78.5%	33,500	211,050	6.30
Tampa Festival	Tampa, FL	17	137,987	63.2%	63.2%	87,266	638,468	7.32
Tri-County Plaza	Royston, GA	5	67,577	87.4%	87.4%	59,077	381,973	6.47
Tulls Creek (4)	Moyock, NC	—	—	—%	—%	—	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	100.0%	100.0%	47,680	434,093	9.10
Village of Martinsville	Martinsville, VA	17	297,950	95.7%	95.7%	285,231	2,199,578	7.71
Walnut Hill Plaza	Petersburg, VA	6	87,239	34.3%	34.3%	29,957	254,848	8.51
Waterway Plaza	Little River, SC	10	49,750	100.0%	100.0%	49,750	485,740	9.76
Westland Square	West Columbia, SC	10	62,735	80.8%	80.8%	50,690	471,686	9.31
Winslow Plaza	Sicklerville, NJ	17	40,695	100.0%	94.1%	38,295	602,299	15.73
Total Portfolio		780	5,686,674	89.6%	89.0%	5,058,798	48,383,752	$9.56

(1)	Reflects leases executed through April 2, 2019 that commence subsequent to the end of the current period.

(2)	Annualized based rent per occupied square foot, assumes base rent as of the end of the current reporting period, excludes the impact of tenant concessions and rent abatements.

(3)
We own the Amscot building, but we do not own the land underneath the buildings and instead lease the land pursuant to ground leases. As discussed in the financial statements, these ground leases require us to make annual rental payments and contain escalation clauses and renewal options.

(4)	This information is not available because the property is undeveloped.

(5)	This property is our corporate headquarters that we 100% occupy.

(6)	Square footage is net of management office the Company occupies on premise and buildings on ground lease which the Company only leases the land.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	13

Top Ten Tenants by Annualized Base Rent as of March 31, 2019

Total Tenants : 780

Tenants		Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Total Occupied Square Feet	Percent Total Leasable Square Foot	Base Rent Per Occupied Square Foot
1.	BI-LO (1)	$2,717	5.62%	380,675	6.69%	$7.14
2.	Food Lion	2,666	5.51%	325,576	5.73%	8.19
3.	Piggly Wiggly	1,474	3.05%	191,363	3.37%	7.70
4.	Kroger	1,324	2.74%	186,064	3.27%	7.12
5.	Winn Dixie (1)	863	1.78%	133,575	2.35%	6.46
6.	Hobby Lobby	675	1.40%	114,298	2.01%	5.91
7.	Dollar Tree	660	1.36%	87,133	1.53%	7.57
8.	BJ's Wholesale Club	594	1.23%	147,400	2.59%	4.03
9.	Planet Fitness	587	1.21%	65,972	1.16%	8.90
10.	TJ Maxx	583	1.20%	69,783	1.23%	8.35
		$12,143	25.10%	1,701,839	29.93%	$7.14

(1) These tenants are both owned by Southeastern Grocers.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	14

Leasing Summary as of March 31, 2019

Total Leasable Area:	5,686,674 square feet

Total Square Footage Occupied:	5,058,798 square feet

Occupancy Rate:	89.0%
Lease Expiration Schedule

Lease Expiration Period	Number of Expiring Leases	Total Expiring Square Footage	% of Total Expiring Square Footage	% of Total Occupied Square Footage Expiring	Expiring Annualized Base Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent Per Occupied Square Foot
Available	—	627,876	11.04%	—%	$—	—%	$—
Month-to-Month	15	33,044	0.58%	0.65%	390	0.81%	11.80
2019	103	294,101	5.17%	5.81%	3,437	7.10%	11.69
2020	165	1,216,810	21.40%	24.05%	9,980	20.63%	8.20
2021	140	705,191	12.40%	13.94%	7,114	14.70%	10.09
2022	124	500,618	8.80%	9.90%	5,838	12.07%	11.66
2023	94	656,006	11.54%	12.97%	6,143	12.70%	9.36
2024	49	451,564	7.94%	8.93%	3,864	7.99%	8.56
2025	18	307,417	5.41%	6.08%	2,823	5.83%	9.18
2026	23	304,186	5.35%	6.01%	2,756	5.70%	9.06
2027	12	83,850	1.47%	1.66%	1,027	2.12%	12.25
2028 and thereafter	37	506,011	8.90%	10.00%	5,012	10.35%	9.90
Total	780	5,686,674	100.00%	100.00%	$48,384	100.00%	$9.56

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	15

Leasing Summary as of March 31, 2019, (continued)

Anchor Lease Expiration Schedule (1)

	No Option					Option
Lease Expiration Nine and Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	140,564	$—	—%	$—	—	45,600	$—	—%	$—
Month-to-Month	—	—	—	—%	—	—	—	—	—%	—
2019	1	21,213	301	38.89%	14.18	1	37,500	296	1.49%	7.88
2020	1	20,858	55	7.11%	2.61	17	778,344	4,509	22.68%	5.79
2021	2	43,427	88	11.37%	2.03	10	290,769	2,361	11.88%	8.12
2022	—	—	—	—%	—	4	148,663	1,149	5.78%	7.73
2023	1	22,032	215	27.78%	9.75	13	408,495	3,059	15.39%	7.49
2024	1	32,000	115	14.85%	3.59	6	252,259	1,714	8.62%	6.79
2025	—	—	—	—%	—	6	256,248	2,122	10.67%	8.28
2026	—	—	—	—%	—	6	221,755	1,637	8.23%	7.38
2027	—	—	—	—%	—	1	24,945	212	1.07%	8.50
2028+	—	—	—	—%	—	12	409,055	2,820	14.19%	6.89
Total	6	280,094	774	100.00%	$5.54	76	2,873,633	19,879	100.00%	$7.03

(1) Anchors defined as leases occupying 20,000 square feet or more.

Non-anchor Lease Expiration Schedule

	No Option					Option
Lease Expiration Nine and Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	441,712	$—	—%	$—	—	—	$—	—%	$—
Month-to-Month	9	20,947	240	2.01%	11.48	6	12,097	150	0.95%	12.40
2019	67	138,504	1,606	13.47%	11.60	34	96,884	1,234	7.81%	12.74
2020	101	261,526	3,233	27.11%	12.36	46	156,082	2,183	13.81%	13.99
2021	72	169,215	2,096	17.58%	12.39	56	201,780	2,569	16.25%	12.73
2022	49	103,206	1,510	12.66%	14.63	71	248,749	3,179	20.11%	12.78
2023	38	79,480	1,168	9.80%	14.68	42	145,999	1,701	10.76%	11.65
2024	21	44,532	591	4.96%	13.27	21	122,773	1,444	9.14%	11.76
2025	6	15,155	197	1.65%	12.99	6	36,014	504	3.19%	14.00
2026	6	14,681	264	2.21%	17.95	11	67,750	855	5.41%	12.62
2027	—	—	—	—%	—	11	58,905	815	5.16%	13.84
2028+	12	50,083	1,019	8.55%	20.35	13	46,873	1,173	7.41%	25.03
Total	381	1,339,041	11,924	100.00%	$13.29	317	1,193,906	15,807	100.00%	$13.24

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	16

Leasing Summary as of March 31, 2019, (continued)
Leasing Renewals, New Leases and Expirations

	Three Months Ended March 31,
	2019	2018 (2)
Renewals(1):
Leases renewed with rate increase (sq feet)	90,858	93,866
Leases renewed with rate decrease (sq feet)	27,656	38,480
Leases renewed with no rate change (sq feet)	2,400	22,094
Total leases renewed (sq feet)	120,914	154,440

Leases renewed with rate increase (count)	19	17
Leases renewed with rate decrease (count)	7	5
Leases renewed with no rate change (count)	2	4
Total leases renewed (count)	28	26

Option exercised (count)	3	7

Weighted average on rate increases (per sq foot)	$0.71	$0.95
Weighted average on rate decreases (per sq foot)	$(2.11)	$(1.86)
Weighted average rate on all renewals (per sq foot)	$0.05	$0.13
Weighted average change over prior rates	0.63%	1.57%

New Leases (1) (3):
New leases (sq feet)	31,200	72,076
New leases (count)	8	15
Weighted average rate (per sq foot)	$12.77	$8.17

Gross Leasable Area ("GLA") expiring during the next 9 months, including month-to-month leases	5.75%	8.44%

(1)	Lease data presented for the three months ended March 31, 2019 and 2018 is based on average rate per square foot over the renewed or new lease term.

(2)	2018 lease data adjusted to reflect average rate per square foot over the renewed or new lease term for consistency with 2019 presentation.

(3)	The Company does not include ground leases entered into for the purposes of new lease sq feet and weighted average rate (per sq foot) on new leases.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	17

Definitions
Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (GAAP). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.
Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.
Adjusted FFO (AFFO): Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements, acquisition costs and capital raise costs. Management uses AFFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company also presents Pro Forma AFFO which shows the impact of certain activities assuming they occurred at the beginning of the year.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interests, and depreciation and amortization, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes affecting the comparability of the periods presented, including but not limited to, costs associated with acquisitions and capital related activities.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	18

Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	19